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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in this Registration Statement of Shurgard Storage Centers, Inc. on Form S-8 of our report dated March 12, 2002 appearing in the Annual Report on Form 10-K of Shurgard Storage Centers, Inc. for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP


Seattle, Washington
August 5, 2002